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                                                                  EXHIBIT 23.6


                  CONSENT OF INDEPENDENT PETROLEUM ENGINEER


     As independent petroleum engineers, we hereby consent to the use of our report and to all references to our firm under the caption "Experts" and as otherwise included in or made a part of Amendment No. 1 to the Registration Statement of RAM Energy, Inc. on Form S-1.


                                       FORREST A. GARB & ASSOCIATES, INC.
                                       Independent Petroleum Engineers

February 2, 1998
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